UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2020

HISTOGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10655 Sorrento Valley Road, Suite 200, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 526-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HSTO	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 26, 2020, Histogen Inc., formerly known as Conatus Pharmaceuticals, Inc. (the “Company”), completed its business combination with the Delaware corporation that was previously known as “Histogen Inc.” in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of January 28, 2020 (the “Merger Agreement”), by and among the Company, Chinook Merger Sub, Inc. (“Merger Sub”), and Histogen Inc.(“Histogen”), pursuant to which Merger Sub merged with and into Histogen, with Histogen surviving as a wholly-owned subsidiary of the Company (the “Merger”). On May 26, 2020, in connection with, and prior to the completion of, the Merger, the Company effected a reverse stock split of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a ratio of one-for-ten (the “Reverse Stock Split”), and also on May 26, 2020, immediately after completion of the Merger, the Company changed its name to “Histogen Inc.” Following the completion of the Merger, the business conducted by the Company became primarily the business conducted by Histogen, which is a regenerative medicine company focused on developing patented, innovative technologies that replace and regenerate tissues in the body for aesthetic and therapeutic markets. Shares of the Company’s common stock commenced trading on The Nasdaq Capital Market under the ticker symbol “HSTO” as of market open on May 27, 2020.

On May 27, 2020, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, the consummation of the Merger. This amendment to the Original Form 8-K, or Form 8-K/A, is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma condensed combined financial statements required by Item 9.01 of Form 8-K, and this Form 8-K/A should be read in conjunction with the Original Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The unaudited condensed consolidated financial statements of Histogen as of and for the three months ended March 31, 2020 and March 31, 2019, and the condensed consolidated balance sheet of Histogen derived from its audited financial statements as of December 31, 2019, are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

Notwithstanding certain statements included in the Original Form 8-K indicating that the financial statements of Histogen required by Item 9.01(a) would be filed as part of an amendment to the Original Form 8-K, reference is made to the Company’s Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission on March 13, 2020 (Registration No. 333-236332) (the “Registration Statement”), which Registration Statement included the audited financial statements of Histogen as of and for the years ended December 31, 2019 and 2018 in satisfaction of the Item 9.01(a) requirements for such information.

(b) Pro forma financial information.

The unaudited pro forma condensed combined statements of comprehensive loss for the year ended December 31, 2019 and the three months ended March 31, 2020, and the unaudited pro forma condensed combined balance sheet as of March 31, 2020, each giving effect to the Merger, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit	Description

99.1	Unaudited condensed consolidated financial statements of Histogen Inc., as of March 31, 2020 and December 31, 2019, and for the three months ended March 31, 2020 and 2019.

99.2	Unaudited pro forma condensed combined balance sheet as of March 31, 2020, the unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended March 31, 2020 and the unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISTOGEN INC.

Date: June 26, 2020	/s/ Richard W. Pascoe
Richard W. Pascoe
President and Chief Executive Officer